Mezzanine Capital	6 Months Ended
Jun. 30, 2024
Temporary Equity Disclosure [Abstract]
Mezzanine Capital
Note 7. Mezzanine Capital
Mezzanine capital consisted of the following:

	December 31, 2023
	Units Authorized	Units Issued and Outstanding
Class PCTA Units	3,982,675	3,982,675
Class I Units	1,000,000	1,000,000

	December 31, 2022
	Units Authorized	Units Issued and Outstanding
Class PCTA Units	3,982,675	3,982,675
Class I Units	1,000,000	1,000,000
The redemption of Class PCTA Units or Class I Units is not solely in control of the Company and, as such, both classes of units are considered redeemable at the option of the holder. These units are probable of becoming redeemable and as such are accreted to redemption value at each reporting date.
Voting
Class PCTA Units carry the right to hold, vote and dispose of the Company’s investment in the related shares of PCT common stock. All Class PCTA Units are held by Innventure1. Class I Units carry the right to hold, vote and dispose of the Company’s partnership interest in the Fund with respect to its General Partner (“GP”) affiliated commitment. The holders of units of any other class are not permitted to vote on matters specific to the Class PCTA or Class I Units.
Liquidation Preference
Distributions to Class PCTA and Class I Unit holders are based on their ownership percentage of the respective class.
Allocations
Class PCTA Units are allocated all distributions and proceeds from all shares of PCT held by the Company that are not contributed in exchange for Class B-1 Preferred Units (as described below) or part of the purchase option agreement (as described in Note 13. Related Party Transactions). Class I Units are allocated all distributions and proceeds from the GP's direct interest in the Fund.
Redemption
The Company will distribute unencumbered shares of PCT common stock, held in connection with the Class PCTA Units back to Innventure1, as the original contributing member, and at the election of Innventure1. When this occurs, Innventure1 is obligated to either invest the after-tax net proceeds into the Company or contribute the shares of PCT common stock (an in-kind capital contribution) back to the Company in exchange for Class B-1 Preferred Units. With respect to up to 500,000 Class PCTA Units, Innventure1 will acquire Class B-1 Preferred Units in an amount equal to either 500,000 Class PCTA Units or the number of Class PCTA units calculated by multiplying 1,000 by a fraction, where the numerator is the aggregate purchase price for all Class B Preferred Units then purchased under the Class B Preferred Purchase Agreement and the denominator is $25,000. Refer to details below for such occurrence in 2022. With respect to up to 1,000,000 PCTA Units, Innventure1 is obligated to acquire Class B-1 Preferred Units after the achievement of certain operational milestones at PCT.
The in-kind capital contributions will correspond to the release of the Company’s obligations under a contractual lock-up agreement related to PCT's common stock and will be equal to the product of the weighted average per share closing price for one share of PCT common stock for each full trading day during the 30-day period ending on the date of such transfer and multiplied by 0.8.
Transactions
The Company amended its limited liability company agreement on April 27, 2022 with respect to Innventure1's obligation to exchange after-tax net proceeds from the sale of PCT's common stock for Company B-1 Preferred Units. The amendment clarified that the price for PCT common stock's value would be the weighted average per share closing price multiplied by 0.8. There was no impact on the number of Class PCTA Units outstanding. In 2022, Innventure1 exchanged 500,000 shares of PCT's common stock for 342,608 Company Class B-1 Preferred Units.